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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 17, 2003
                                                --------------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

       6830 Spencer Street, Las Vegas, Nevada                  89119
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)







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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 17, 2003, VendingData Corporation (the "Company") engaged the firm of Piercy, Bowler, Taylor & Kern as its independent accountant. As a result of the limitations placed upon independent auditors by the Sarbanes-Oxley Act of 2002, James E. Scheifley, who has served as the Company's independent auditor, is prohibited from auditing the Company's financial statements for the year ending December 31, 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable.

(c) Exhibits.

                  Exhibit 16.1 - April 21, 2003, Letter of James E. Scheifley.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VENDINGDATA CORPORATION



Date: April 22, 2003        By:    /s/ Stacie L. Brown
                            ----------------------------------------------------
                            Stacie L. Brown, Attorney-in-Fact for Steven J. Blad
                            Its: President and Chief Executive Officer





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